UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2011
VENTAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10989	61-1055020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (877) 483-6827
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 12, 2011.
Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on March 28, 2011:
1.	The election of nine directors to terms expiring at the 2012 Annual Meeting of Stockholders.

				Broker
Nominee	For	Against	Abstain	Non-Votes
Debra A. Cafaro	141,673,611	1,252,549	37,182	6,520,990
Douglas Crocker II	140,776,535	2,159,412	27,395	6,520,990
Ronald G. Geary	142,140,437	795,101	27,804	6,520,990
Jay M. Gellert	141,958,406	976,946	27,990	6,520,990
Robert D. Reed	142,810,440	125,389	27,513	6,520,990
Sheli Z. Rosenberg	142,291,511	646,088	25,743	6,520,990
Glenn J. Rufrano	142,856,965	78,556	27,821	6,520,990
James D. Shelton	142,015,185	918,954	29,203	6,520,990
Thomas C. Theobald	141,954,527	981,185	27,630	6,520,990
2.	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

For	Against	Abstain	Broker Non-Votes
148,265,184	1,118,436	100,712	—
3.	The approval, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
137,435,785	3,379,524	2,148,033	6,520,990
4.	The approval, on an advisory basis, of the frequency of advisory votes to approve the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstain
132,723,486	386,386	9,809,239	44,231
The Board of Directors has considered the vote of the Company’s stockholders as to the frequency of advisory votes to approve the Company’s executive compensation and has determined that the Company will hold an advisory vote on executive compensation every year until the next advisory vote on frequency, which will be no later than the Company’s Annual Meeting of Stockholders in 2017.

Item 8.01. Other Events.
On May 16, 2011, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.575 per share, payable in cash on June 30, 2011 to stockholders of record on June 10, 2011. The dividend is the second quarterly installment of the Company’s 2011 annual dividend.
A copy of the press release issued by the Company on May 16, 2011 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Shell Company Transactions.
Not applicable.
(d) Exhibits:

Exhibit
Number	Description

99.1	Press release issued by the Company on May 16, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.
Date: May 17, 2011	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by the Company on May 16, 2011.